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                             THE LTV CORPORATION

                      FORM 10-K - ITEM 14(a)(1) and (2)
                  LIST OF CONSOLIDATED FINANCIAL STATEMENTS
                      AND FINANCIAL STATEMENT SCHEDULES



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  The following is a listing of the consolidated financial statements which are incorporated herein by reference. The consolidated financial statements of LTV and subsidiaries and Ernst & Young LLP's report thereon, included in the 1994 Annual Report to Shareholders, are incorporated herein by reference in Item 8. With the exception of the pages listed in this index and the pages listed in Items 5, 6, 7 and 8, the 1994 Annual Report to Shareholders is not deemed to be filed as part of this Form 10-K.

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                                                                                  Reference Page
                                                                                 -----------------
                                                                                    1994 Annual
                                                                                     Report to
                                                                                   Shareholders
                                                                                   Incorporated
                                                                                   by Reference
                                                                                 -----------------
Report of independent auditors ............................................              51
At December 31, 1994 and 1993:
  Consolidated balance sheet ..............................................              38
For the year ended December 31, 1994, the six months ended December 31, 1993 and June 30, 1993, and the year ended December 31, 1992:
  Consolidated statement of income ........................................              36
  Consolidated statement of cash flows ....................................              37
For the year ended December 31, 1994
  and the six months ended December 31, 1993:
  Consolidated statement of shareholders' equity ..........................              46
Notes to consolidated financial statements ................................              40
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  All schedules for which provision is made in the applicable regulation of the
Securities and Exchange Commission have been omitted as the schedules are not required under the related instructions, are inapplicable, or the information required thereby is set forth in the financial statements or the notes thereto.



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